SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: July 23, 2003

DUPONT PHOTOMASKS, INC.
(Exact name of registrant as specified in its charter)

000-20839
(Commission File Number)

Delaware	74-2238819
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

131 OLD SETTLERS BLVD.
ROUND ROCK, TEXAS  78664

(Address of principal executive offices, with zip code)

(512) 310-6500

Registrant’s telephone number, including area code

Item 7.            Financial Statements and Exhibits

(c)           Exhibits.

99.1         Press release dated July 23, 2003 by DuPont Photomasks, Inc.

Item 9.            Regulation FD Disclosure

On July 23, 2003, Dupont Photomasks, Inc., a Delaware corporation (“DPI”), announced its financial results for the fiscal quarter and year ended June 30, 2003 and certain other information.  A copy of DPI’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

This Report on Form 8-K is being furnished pursuant to Item 12.

Item 12.         Results of Operations and Financial Condition

On July 23, 2003, Dupont Photomasks, Inc., a Delaware corporation (“DPI”), announced its financial results for the fiscal quarter and year ended June 30, 2003 and certain other information.  A copy of DPI’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

This Report on Form 8-K is being furnished pursuant to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT PHOTOMASKS, INC.

Date: July 23, 2003	/s/ James W. Boeckman
James W. Boeckman
Executive Vice President, General Counsel and Secretary

DUPONT PHOTOMASKS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated July 23, 2003